April 16, 2007

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of TransCommunity Financial Corporation (“TransCommunity”) on Tuesday, May 29, 2007, at 10:00 a.m. at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia. The accompanying notice and proxy statement describe important matters to be presented at the meeting. We have also enclosed our Annual Report on Form 10-K as filed with the Securities and Exchange Commission. This report provides full information of our operations during 2006. Please give these materials your prompt attention.

At the annual meeting, votes will be cast for:

•

the election of three Class III directors, one Class II director and one Class I director of TransCommunity,

•

the approval of an amendment to our Articles of Incorporation to eliminate the current class structure of our Board of Directors, and

•

the approval of the TransCommunity Financial Corporation 2007 Equity Compensation Plan.

These matters are more fully explained in the enclosed proxy statement. Your Board of Directors unanimously supports these individuals and proposals and recommends that you VOTE FOR each of these items.

Whether or not you plan to attend the Annual Meeting of Shareholders, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your vote is important regardless of the number of shares you own. We look forward to seeing you at the Annual Meeting, and we appreciate your continued loyalty and support.

Yours very truly,

Bruce B. Nolte

President and Chief Executive Officer

April __, 2007

To Our Shareholders, Customers and Friends:

[To be provided]

TRANSCOMMUNITY FINANCIAL CORPORATION

4235 Innslake Drive

Glen Allen, Virginia 23060

————————————————————————————

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

————————————————————————————

TO BE HELD MAY 29, 2007

To Our Shareholders:

The 2007 Annual Meeting of Shareholders of TransCommunity Financial Corporation (“TransCommunity”) will be held on Tuesday, May 29, 2007, at 10:00 a.m. at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia, for the following purposes:

1.

To elect three Class III directors, one Class II director and one Class I director;

2.

To approve an amendment to TransCommunity’s Articles of Incorporation to eliminate the current class structure of the Board of Directors;

3.

To approve the TransCommunity Financial Corporation 2007 Equity Compensation Plan; and

4.

To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 30, 2007, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Bruce B. Nolte

President and Chief Executive Officer

April 16, 2007

The Board of Directors of TransCommunity Financial Corporation unanimously recommends that shareholders vote FOR all of the director nominees named in the attached proxy statement, FOR the amendment to the Articles of Incorporation and FOR the 2007 Equity Compensation Plan.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY,
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

TRANSCOMMUNITY FINANCIAL CORPORATION

4235 Innslake Drive

Glen Allen, Virginia 23060

——————————

PROXY STATEMENT

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2007 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 29, 2007

GENERAL INFORMATION

The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2007 Annual Meeting of the Shareholders (the “Annual Meeting”) of TransCommunity Financial Corporation (“TransCommunity”) to be held Tuesday, May 29, 2007, at 10:00 a.m. at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia. The approximate mailing date of this proxy statement and accompanying proxy card is April 16, 2007.

Use and Revocation of Proxies

If the enclosed proxy card is properly executed and timely returned for voting at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions thereon. If no instructions are included, the proxy will be voted FOR all of the director nominees listed in this proxy statement, FOR the amendment to the Articles of Incorporation and FOR the approval of the 2007 Equity Compensation Plan and, in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting, unless otherwise revoked.

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy and for any reason desires to revoke it may do so at any time before the proxy is exercised by filing with the Secretary of TransCommunity an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Shareholders Entitled to Vote and Vote Required

Only holders of record of TransCommunity common stock at the close of business on March 30, 2007, are entitled to vote at the Annual Meeting. On the record date, there were 4,581,471 shares of common stock outstanding and entitled to vote. TransCommunity has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of outstanding TransCommunity common stock is entitled to one vote on each matter presented at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors.  Therefore, votes withheld will have no effect. With regard to the approval of the amendment of the Articles of Incorporation, an affirmative vote by the holders of a majority of the shares entitled to be cast at the Annual Meeting is required for approval.  With regard to the approval of the 2007 Equity Compensation Plan and all other matters presented at the Annual Meeting, an affirmative vote by the holders of a majority of shares voted at the Annual Meeting is required for approval.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for the amendment to the Articles of Incorporation, the adoption of the 2007 Equity Compensation Plan and certain other items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved, and therefore have no effect.

Solicitation of Proxies

TransCommunity will bear its own expenses incident to soliciting proxies. Directors, officers, employees and agents of TransCommunity acting without commission or other special compensation may solicit proxies in person, by telephone or by mail. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and TransCommunity will reimburse them for their charges and expenses in this connection.

STOCK OWNERSHIP

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 30, 2007, the number and percentage of shares of TransCommunity’s common stock beneficially owned by persons known by TransCommunity to be the owners of more than 5% of TransCommunity’s common stock, by each of TransCommunity’s directors (which include the nominees for director) and executive officers named in the “Summary Compensation Table,” and by all current directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Shares(2)	Exercisable Options(3)	Total	Percent of Class

Sandler O’Neill Asset Management, LLC	630,700(4)	-	630,700	13.77%
780 3rd Avenue, 5th Floor
New York, NY

Wellington Management Company, LLP	453,900(5)	-	453,900	9.91%
75 State Street
Boston, MA

Northaven Management, Inc.	448,000(6)	-	448,000	9.78%
375 Park Avenue
Suite 2709
New York, NY

Paragon Associates and Paragon Associates II Joint Venture	444,000(7)	-	444,000	9.69%
500 Crescent Court
Suite 260
Dallas, TX

Financial Stocks Capital Partners	400,000(8)	-	400,000	8.73%
507 Carew Tower
411 Vine Street
Cincinnati, OH

Bay Pond Partners, L.P.	344,600(9)	—	344,600	7.52%
75 State Street
Boston, MA

PRB Investors, L.P.	288,425(10)	-	288,425	6.30%
600 Third Avenue, 17th Floor
New York, NY

Richard F. Bozard	0	0	0	-
Thomas M. Crowder	10,750(11)	5,000	15,750	*
James F. Keller	12,100	13,000	25,100	*
William B. Littreal (12)	5,000(13)	0	5,000
M. Andrew McLean	2,100(14)	3,100	5,200	*
Christopher G. Miller	0	0	0	-
Bruce B. Nolte	22,850(15)	33,500	56,350	1.22%
Troy A. Peery, Jr.	5,000	7,500	12,500	*
John W. Pretlow, Jr.	1,000	1,000	2,000	*
Stuart C. Siegel	15,000	15,000	30,000	*
John J. Sponski	5,250	7,750	13,000	*
John C. Watkins	3,500	6,700	10,200	*
Robin Traywick Williams	3,100(16)	3,100	6,200	*
George D. Yancey	1,000	0	1,000	*
Jack C. Zoeller	4,500	0	4,500	*
All Directors and Executive Officers as a Group (17 persons)	135,840	122,250	258,090	5.49%

——————

*

Represents less than one percent (1%) of total outstanding shares of TransCommunity common stock as of March 30, 2007.

(1)

For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

(2)

Except as otherwise indicated and except to the extent that in certain cases shares may be held in joint tenancy with a spouse, each director, nominee or executive officer has sole voting and investment power with respect to the shares shown.

(3)

Includes options that are or will be exercisable within 60 days of March 30, 2007.

(4)  As of December 29, 2006, as reported by Sandler O’Neill Asset Management, LLC (“Sandler”) on Form 13F filed with the SEC.  Sandler indicated on the Form 13F that, through certain subsidiary managers, it had sole voting and dispositive power over all 630,700 shares of common stock that it reported.

(5)

According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, these shares are owned by, and voting and investment power is shared with, clients of Wellington Management Company, LLP, including Bay Bond Partners, L.P., which is also a beneficial owner of more than 5% of TransCommunity’s common stock. See footnote (9).

(6)

According to a Schedule 13G/A jointly filed with the Securities and Exchange Commission on February 7, 2007, Northaven Management, Inc. shares voting and investment power with respect to all 448,000 shares with (i) Northaven Partners, L.P., which beneficially owns 259,733 shares, (ii) Northaven Partners II, L.P., which beneficially owns 15,676 shares, (iii) Northaven Partners III, L.P., which beneficially owns 145,289 shares, (iv) Northaven Offshore, Ltd., which beneficially owns 27,302 shares, (v) Northaven Associates, LLC, which beneficially owns 448,000 shares, (vi) Paul R. Burke, who beneficially owns 448,000 shares and (vii) Richard Brown, who beneficially owns 448,000 shares.

(7)

According to a Schedule 13G jointly filed with the Securities and Exchange Commission on December 9, 2005, Paragon Associates and Paragon Associates II Joint Venture share voting and investment power with respect to all shares with Bradbery Dyer III.

(8)

According to a Schedule 13G jointly filed with the Securities and Exchange Commission on July 29, 2005, Financial Stocks Capital Partners IV L.P. shares voting and investment power with respect to all 400,000 shares with (i) Finstocks Capital Management IV, LLC which beneficially owns 400,000 shares, (ii) Steven N. Stein who beneficially owns 400,000 shares and (iii) John M. Stein who beneficially owns 400,000 shares.

(9)

According to a Schedule 13G/A jointly filed with the Securities and Exchange Commission on February 14, 2006, Bay Pond Partners, L.P. shares voting and investment power with respect to all 344,600 shares with (i) Wellington Hedge Management, LLC which beneficially owns 344,600 shares and (ii) Wellington Hedge Management, Inc. which beneficially owns 344,600 shares. See footnote (5).

(10)

According to a Schedule 13G/A jointly filed with the Securities and Exchange Commission on February 12, 2007, PRB Investors, L.P. shares voting and investment power with respect to all 288,425 shares with (i) PRB Advisors, L.L.C., (ii) Stephen J. Paluszek and (iii) Andrew P. Bergmen.

(11)

Includes 4,500 shares held by Mr. Crowder as trustee for family trusts.

(12)

Mr. Littreal is our former chief financial officer.

(13) Mr. Littreal exercised his outstanding options in connection with his resignation on January 26, 2007.  The Company does not know whether Mr. Littreal owned such shares on March 30, 2007.

(14) Includes 100 shares held by Mr. McLean as custodian for minor relatives.

(15)

Includes 350 shares held by Mr. Nolte or his wife as custodian for minor relatives.

(16)

Includes 3,000 shares held by Ms. Williams’ spouse’s profit-sharing plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires directors, executive officers, and any persons holding more than 10% of TransCommunity’s common stock to report their initial ownership of TransCommunity’s equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission. Based on a review of these reports and written representations furnished to TransCommunity by its directors and executive officers, TransCommunity believes that its officers and directors complied with all filing requirements under Section 16(a) of the Exchange Act during 2006.  Each of TransCommunity’s directors inadvertently filed late a report on Form 4 covering the grant of stock options to acquire shares of Common Stock in January 2007.

PROPOSAL 1

ELECTION OF DIRECTORS

All shareholders of TransCommunity are requested to vote on the election of the three Class III directors, one Class II director and one Class I director at the Annual Meeting.

TransCommunity’s Board is divided into three classes (I, II, and III) of directors. Bruce B. Nolte, John W. Pretlow and John J. Sponski currently serve as Class III directors, with terms expiring at the 2007 Annual Meeting. All of the currently serving Class III directors are standing for re-election.  Christopher G. Miller was appointed to the Board on June 28, 2006.  He has been nominated to serve as a Class II director.  Richard F. Bozard was appointed to the Board on June 28, 2006.  He has been nominated to serve as a Class I director.  As required by Virginia law, Mr. Miller and Mr. Bozard must stand for election at the first annual meeting after their appointment to the Board.  All five of these individuals have been nominated by the Board of Directors, on the recommendation of the Nominating and Governance Committee, for election or re-election as a director.

As presented elsewhere in this proxy statement, Proposal 2 would amend the Articles of Incorporation to eliminate TransCommunity’s classified board.  In the event that Proposal 2 is approved by the shareholders, TransCommunity will no longer have a classified board and each of the directors, if elected, will serve until the 2008 Annual Meeting and for annual terms thereafter.  If Proposal 2 is not approved by the shareholders and the directors are elected, the directors will serve the following terms:

•

each of the Class III nominees will serve until the 2010 Annual Meeting or until their respective successors are elected and qualify,

•

the Class II nominee will serve until the 2009 Annual Meeting or until his successor is elected and qualifies, and

•

the Class I nominee will serve until the 2008 Annual Meeting or until his successor is elected and qualifies.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Board of Directors believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors of TransCommunity may designate. In the alternative, the Board may reduce the size of any class to reflect the number of remaining nominees, if any, for whom the proxies will be voted.

Certain information concerning the five nominees for election at the Annual Meeting is set forth below, as well as certain information about the other Class I directors and the Class II directors, who will continue in office after the Annual Meeting until the 2008 and 2009 Annual Meeting of Shareholders, respectively.

CLASS III DIRECTOR NOMINEES

(To Serve until the 2010 Annual Meeting*)

Name and Age	Director Since	Principal Occupation During Past Five Years

Bruce B. Nolte (60)	2005	Chief Executive Officer and President, TransCommunity since January 1, 2006; President, TransCommunity since May 1, 2001.

John W. Pretlow, Jr. (62)	2001	Owner, John W. Pretlow Insurance Agency, Inc., Richmond, Virginia, since 1975.

John J. Sponski (67)	2001	Member/President, Tre Sorelle, L.L.C. (consulting services), Locust Dale, Virginia; Retired, Former Executive Vice President, Bank of America Corporation.

*

The 2008 Annual Meeting, if Proposed 2 below is approved.

CLASS II DIRECTOR NOMINEE

(To Serve until the 2009 Annual Meeting*)

Name and Age	Director Since	Principal Occupation During Past Five Years

Christopher G. Miller (47)	2006

Chief Financial Officer, Star Scientific Inc. (tobacco company), Chester, Virginia since 2000; Chief Executive Officer, The Special Opportunities Group LLC (technology venture capital fund), since 1999.

*

The 2008 Annual Meeting, if Proposed 2 below is approved.

CLASS I DIRECTOR NOMINEE

(To Serve until the 2008 Annual Meeting)

Name and Age	Director Since	Principal Occupation During Past Five Years

Richard F. Bozard (59)	2006

Vice President and Treasurer, Owens & Minor, Inc. (medical and surgical supplies distributor), Mechanicsville, Virginia, since 1991; Senior Vice President and Treasurer of Owens & Minor Medical, Inc., a subsidiary of Owens & Minor, since 2004.

*

The 2008 Annual Meeting, if Proposed 2 below is approved.

The Board of Directors unanimously recommends a vote “FOR” all of the individuals nominated to serve as Class III directors, “FOR” Mr. Miller to serve as a Class II director and “FOR” Mr. Bozard to serve as a Class I director.

CLASS I INCUMBENT DIRECTORS

(Continuing to Serve until the 2008 Annual Meeting)

Name and Age	Director Since	Principal Occupation During Past Five Years

Stuart C. Siegel (65)	2002	Chairman, S&K Famous Brands, Inc., Richmond, Virginia, since 1977; Director, SunTrust Bank, Central Board, Richmond, Virginia.

John C. Watkins (60)	1998(1)	President, Watkins Nurseries, Inc., Midlothian, Virginia, since 1991; Member, Virginia State Senate; Chairman, Bank of Powhatan, N.A., Powhatan, Virginia

Robin Traywick Williams (56)	2002	Chairman, Virginia Racing Commission, Richmond, Virginia, from 1998 to 2003; Chief of Staff, Lieutenant Governor of Virginia, during 2001; Director, Bank of Goochland, N.A., Goochland, Virginia

 (1)

Includes term as a director of Bank of Powhatan, N.A. before TransCommunity became the holding company for Bank of Powhatan, N.A. in 2001.

CLASS II INCUMBENT DIRECTORS

(Continuing to Serve until the 2009 Annual Meeting)

Name and Age	Director Since	Principal Occupation During Past Five Years

Troy A. Peery, Jr. (60)	2002	Chairman of the Board of TransCommunity since January 1, 2006; President, Peery Enterprises (real estate development), Manakin-Sabot, Virginia, since October 1998.

Jack C. Zoeller (58)	2006

Visiting Research Professor, George Washington University, since 2005; President and Chief Executive Officer, AtlantiCare Risk Management Corp., Vienna, Virginia and Barbados, 1995 to 2005; President and Chief Executive Officer, North American Health & Life Insurance Co., since 1996.

There are no family relationships between any director or executive officer of TransCommunity. The Board of Directors is not aware of any involvement in legal proceedings that is material to an evaluation of the ability or integrity of any director or person nominated to become a director. Unless authority for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

Board of Directors, Board Committees and Attendance

The Board of Directors conducts its business through meetings of the Board and through its committees. The Board of Directors held 11 regular meetings in 2006. Each incumbent director attended at least 75% of all such meetings of the board and 2006 meetings of committees on which he or she served, except for Messrs. Bozard, Siegel and Watkins.

The Board of Directors has standing Executive, Compensation, Nominating and Governance, Audit, Information Technology and Strategic Planning Committees. Historically, committee appointments are made at the board meeting following the annual meeting of shareholders.

The Board of Directors has determined that all members of the Board except for Mr. Nolte are independent as defined by the marketplace rules of the Nasdaq Stock Market.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary banks may conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.  The only such business conducted, however, consists of banking transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

We have not adopted a formal policy on board members’ attendance at our annual meetings of shareholders, although all board members are encouraged to attend. All of our board members attended our 2006 annual meeting of shareholders, except for Mr. Peery.

Nominating and Governance Committee:  The current members of the Nominating and Governance Committee are Ms. Williams (Chair), and Messrs. Sponski and Zoeller. The Board of Directors has determined that all members of the Nominating and Governance Committee are independent as defined by the listing standards of the Nasdaq Stock Market.  The Nominating and Governance Committee makes nominations and considers the qualifications of any candidates for membership on the Board. The role and responsibilities of the Nominating and Governance Committee are set forth in a written charter last amended by the Board in May 2006.  A copy of the charter is attached to this proxy statement as Appendix A.  The Nominating and Governance Committee met four times in 2006.

The Nominating and Governance Committee will consider shareholders’ recommendations for director candidates if made in writing. To give the Committee sufficient time to review and evaluate the recommendation, our bylaws require that any such shareholder recommendation must be received by the Corporate Secretary at TransCommunity’s main office no later than December 31, 2007 in order to be considered for the 2008 annual election of directors. Any such recommendation must include the candidate’s name, biographical information and qualifications and be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating and Governance Committee.

In addition, in accordance with our Bylaws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at the annual meeting. Such shareholder nominations must include (i) the name and address of the shareholder who intends to make the nomination, (ii) a representation that the shareholder is an owner of our stock, entitled to vote, and intends to appear at the Annual Meeting (in person or by proxy) to nominate the individual(s) specified in the notice, (iv) a description of all arrangements or understandings between the shareholder and each nominee for director pursuant to which the nomination(s) are made by the shareholder, and (v) other information regarding the nominee proposed by the shareholder as required in the proxy rules of the Securities and Exchange Commission including the amount and nature of each nominee’s beneficial ownership, age and principal occupation for the past five years. All such nominations must be in proper written form and must be received by the Corporate Secretary by March 17, 2008 for the 2008 Annual Meeting of Shareholders.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting us, time available for meetings and consultation regarding our matters, and other particular skills and experience possessed by the individual.  There are no differences in the manner in which the Committee evaluates candidates recommended by shareholders.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Executive Committee:  The current members of the Executive Committee are Messrs. Peery (Chairman), Nolte, Miller, Watkins and Zoeller and Ms. Williams. The Executive Committee reviews various matters and submits proposals or recommendations to the Board of Directors. This committee is authorized, between meetings of the Board, to perform duties and exercise certain authorities of the Board. The Executive Committee met two times in 2006.

Compensation Committee:  The current members of the Compensation Committee are Messrs. Watkins (Chairman), Bozard, Peery, Siegel and Zoeller. The Board of Directors has determined that all members of the Compensation Committee are independent as defined by the listing standards of the Nasdaq Stock Market.  This committee recommends the level of compensation for TransCommunity’s chief executive officer and other employee remuneration plans to the Board of Directors. The Compensation Committee operates under a written charter, and a copy of the charter is attached to this proxy statement as Appendix B. The Compensation Committee met two times in 2006.

See “Executive Compensation” below for additional information on the Compensation Committee.

Audit Committee:  The current members of the Audit Committee are Messrs. Miller (Chairman), Bozard and Pretlow. The Board of Directors has determined that all members of the Audit Committee satisfy the financial literacy standards of and are independent for audit committee purposes as defined by the listing standards of the Nasdaq Stock Market and applicable regulations of the Securities and Exchange Commission. The Board also has determined that, within the meaning of the applicable rules of the Securities and Exchange Commission, Mr. Miller constitutes an “audit committee financial expert.”  The Audit Committee reviews and approves various audit functions including the year-end audit performed by TransCommunity’s independent auditors. The Audit Committee operates under a written charter, and a copy of the charter is attached to this proxy statement as Appendix C.  The Audit Committee met six times in 2006.

See “Audit Information Disclosure” below for additional information on the Audit Committee.

Information Technology Committee:  Members of the Information Technology Committee are Messrs. Pretlow (Chairman), Miller and Sponski. This committee oversees the information technology systems, policies and procedures utilized by TransCommunity and its subsidiaries. Representatives of each of our subsidiary banks also serve as ex-officio members of the committee. The Information Technology Committee met four times in 2006.

Strategic Planning Committee:  In December 2006, the Board appointed a Strategic Planning Committee as a standing committee of the Board. Members of the Strategic Planning Committee are Messrs. Zoeller (Chairman), Bozard, Nolte, Peery and Yancy (ex officio).  This committee works with management on planning our long-term growth and direction.  The Strategic Planning Committee did not meet in 2006.

Shareholder Communications with our Board of Directors

We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so by writing to TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, Virginia  23060. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

Executive Officers of TransCommunity Who Are Not Directors

Name (Age)	Principal Occupation During Past Five Years

Thomas M. Crowder (51)

Corporate Secretary since January 31, 2006; Chief Financial Officer from February 3, 2003 to January 31, 2006, Executive Vice President, Guilford Company (private investment firm), Richmond, Virginia, from 1989 to 2003; Director, Bank of Goochland, N.A., Goochland, Virginia.

James F. Keller (51)	President and Chief Executive Officer, Bank of Powhatan, N.A., since December 7, 2000.

M. Andrew McLean (53)	President and Chief Executive Officer, Bank of Goochland, N.A., since October 15, 2001.

Patrick J. Tewell (42)

Chief Financial Officer since March 12, 2007; Senior Financial/IT Auditor of the Federal Reserve Bank, Richmond, Virginia, from 2004 to 2007; Vice President and Controller, Hanover Bank, from 2002 to 2004; and Vice President and Controller, Commerce Bank, from 2000 to 2002.

George D. Yancey (58)

President and Chief Executive Officer, Bank of Louisa, N.A., since April 19, 2004; Branch Manager, Bank of Louisa, a branch of the Bank of Powhatan, N.A., from July 14, 2003 to April 19, 2004. Before joining the TransCommunity organization, Mr. Yancey served in a variety of positions with Wachovia Bank and its predecessor institutions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This discussion and analysis describes our approach to compensating our key executives.  The objective of our compensation program is to attract, retain and motivate qualified individuals.  Historically, our approach has relied heavily on determinations made at the subsidiary bank board level, with input from management.  Prior to December 2006, the Board as a whole handled matters pertaining to executive and board compensation.  In December 2006, the Board delegated this responsibility to the Compensation Committee.

Our named executive officers are:

•

Bruce B. Nolte — President and Chief Executive Officer

•

William B. Littreal — Former Chief Financial Officer

•

Thomas Crowder — Executive Vice President

•

M. Andrew McLean — President, Bank of Goochland

•

James F. Keller — President, Bank of Powhatan

•

George D. Yancey — President, Bank of Louisa

•

T. David Grist — Former President, Bank of Rockbridge

The discussion below is intended to help you understand the information provided in the executive compensation tables and provide context for our overall compensation program.

Our Approach

The year 2005 was a challenging one for us.  William C. Wiley, our former Chairman and Chief Executive Officer, left in December 2005.  In January 2006, we entered into a Memorandum of Understanding with the Federal Reserve Bank of Richmond.  This regulatory enforcement action required changes in our corporate governance practices, staffing levels, and financial controls.  We reported a significant net loss in 2005 and were unsuccessful in gaining regulatory approval to charter a fourth subsidiary bank.  Bruce B. Nolte, our Chief Operating Officer, was promoted to Chief Executive Officer upon Mr. Wiley’s departure, and William B. Littreal, our Controller, was promoted to Chief Financial Officer in February 2006.

As a result of these developments, it was apparent to the Board of Directors that 2006 would be a challenging year of transition.  We did not articulate a compensation program for 2006 for the holding company officers because Messrs. Nolte and Littreal were both new to their positions and because many other, more important issues confronted us and absorbed the attention of the Board of Directors.

In December 2006, the Compensation Committee engaged Captrust Executive Benefits Group to advise it on amounts and methods of compensation for executive officers.  Captrust assisted the committee in development of a peer group of 24 banking institutions against which to compare our overall executive compensation arrangements.  None of the 2006 compensation was based on the peer group determined by Captrust; however, we plan to use this information for future compensation decisions.

Executives of TransCommunity

For 2006, Mr. Nolte’s annual salary was unchanged from 2005 at $130,000.  Mr. Nolte did not receive any bonus for 2005, and no bonus or other short term incentive plan was in effect for Mr. Nolte in 2006.  Since we achieved consolidated profitability for 2006, were released from the Memorandum of Understanding and successfully chartered the Bank of Rockbridge under Mr. Nolte’s leadership, he was awarded a $40,000 cash bonus.

In 2006, Mr. Littreal’s salary was $115,000 as provided in his December 28, 2005 employment contract.  Also in accordance with his employment contract, Mr. Littreal was awarded an option to purchase 5,000 shares of our common stock at a price of $7.65 per share on January 4, 2006, the closing price for our common stock on the date that Mr. Littreal’s options were granted.  He exercised the options prior to his resignation on January 26, 2007.  No bonus or other short term incentive plan was in effect for Mr. Littreal in 2006.  Because Mr. Littreal achieved all assigned goals and oversaw significant improvements in our financial reporting, we awarded Littreal a cash bonus of $25,750 for 2006.

For Mr. Littreal’s options, a grant date of January 4, 2006 was selected by the Board of Directors at its meeting on that date.  The Compensation Committee does not have a plan, program or practice to coordinate the timing of option grants to our executives with the release of material non-public information.

Mr. Crowder served as our Chief Financial Officer during January 2006.  On January 4, 2006, Mr. Crowder resigned from his position as Chief Financial Officer and was chosen to serve as executive vice president.  In connection with the change in his responsibilities, his salary was changed from $130,000 to $115,000.  Mr. Crowder did not have an employment agreement with us.  He was awarded a cash bonus of $11,500 for 2006 based on his achievement of all assigned goals.

Bank Presidents

In April 2006, we adopted a compensation plan developed by management for compensating the president of each subsidiary bank, as well as other employees of our bank subsidiaries.  The plan established a uniform methodology for use by the Compensation Committee and all bank boards to evaluate and compensate bank presidents and other bank employees.  The plan has two parts, base salary and cash bonus.

For 2006, base salary for the bank presidents was a function of bank asset size as follows:

Bank Asset Size	Base Salary Range
$0 - $35 million	$100,000 - $120,000
$35 - $65 million	$120,000 - $130,000
$65 - $100 million	$130,000 - $140,000
Over $100 million	$140,000 - $150,000

For 2006, there were also different bonus plans for de-novo banks and mature banks that were profitable and had recovered their start-up losses.  If a bank had not recovered its start-up losses and become profitable, its board could award annual bonuses of up to $25,000 if the bank satisfied the performance goals we set.  In 2006, the only bank subsidiary that was not mature was Bank of Louisa.  Bank of Goochland and Bank of Powhatan were each allowed a bonus pool based on such bank’s return on average equity.    A return on average equity of less than 8% results in no bonus pool, while a return of 8% up to 20% or more results in a pool equal to between 1% up to a maximum of 5.5% of earnings.  Both banks met the return on average equity requirements and we established bonus pools. Bonus pool dollars were to be used by subsidiary bank boards to reward bank employees in addition to the bank president.

Any bank President salary or bonus in excess of the policy described above required Board approval.  The boards of their respective banks, in accordance with the policy, set the base salaries and bonuses of Messrs. McLean, Keller and Yancey.   Bank of Louisa sought and received authority to pay both salary and bonus in excess of the policy limits by an immaterial amount.

Mr. Grist served as the designated president for the Bank of Rockbridge, which opened in December 2006.  Mr. Grist was paid a base salary of $140,000 for 2006 pursuant to the terms of his employment.  The Board also approved cash bonus compensation for Mr. Grist for 2006 of $20,000.  Of this bonus, $15,000 was based on the letter agreement between us and Mr. Grist and $5,000 was awarded for the opening of the Bank of Rockbridge.  On March 21, 2007, Mr. Grist resigned from his employment.

Changes in Methodology

The Compensation Committee has retained CapTrust Executive Benefits Group as an independent consultant to assist in developing policies for executive compensation.  The committee has adopted the following compensation philosophy and strategy:

Total Compensation Philosophy

The goal of our comprehensive compensation program is to compensate fairly our executives in a manner consistent with our identified industry peers and to reward them for achieving our operational and financial goals that will provide returns to our shareholders.

Our compensation program will support management’s goal of hiring, retaining and rewarding superior executives who are critical to corporate success.

All of our compensation components will be coordinated, competitive, and where appropriate, performance-based. Those components now include base compensation and short-term variable incentives.  We believe that in the future, equity-based compensation should play an important role in providing long term incentive to our executives.

Total Compensation Strategy

Our executive compensation programs will be benchmarked to an industry-specific peer group and, where appropriate, to standardized financial services survey data.  Compensation comparability will be determined using, among other criteria, asset size, earnings, location, structure, number of employees, market capitalization and service offerings.

Generally, the Compensation Committee aims to have base compensation, and targeted short-term variable compensation at the 50th percentile of our peer group.  However, because we seek to attract and retain experienced, senior professionals (most of whom would come from national or regional banks) at key positions, total current compensation of some executives may exceed that target.

Incentive compensation will become a larger percentage of an executive’s total compensation when he or she assumes significant responsibilities and has the ability to have a significant impact on the financial and/or operational success of the Corporation.

Equity-based compensation generally is to be preferred as a long-term incentive so that executives reap the rewards and share the risks of other shareholders in the success of the Corporation.

The Compensation Committee of the Board is charged with designing and administering the executive compensation program.

The Compensation Committee is in the process of developing a written program that will address the types, amounts and reasons for elements of compensation, including salary, bonus and long term incentives.

Conclusion

We anticipate that during 2007 the Compensation Committee will continue to refine its processes and will develop a more comprehensive total compensation plan for senior management.

Compensation Committee Report

The Compensation Committee of the Board of Directors reviews and establishes the salary and other compensation of TransCommunity’s executive officers, including the named executive officers. The Committee consists entirely of independent directors who are not officers or employees of TransCommunity.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of TransCommunity.  Based on that review and discussion, the Committee has recommended to the Board of Directors that it be included in TransCommunity’s Annual Report on Form 10-K for the year ended December 31, 2006 and this Proxy Statement.

Compensation Committee

John C. Watkins, Chairman

Richard F. Bozard

Troy A. Peery, Jr.

Stuart C. Siegel

Jack C. Zoeller

Annual Compensation of Executive Officers

In the tables and discussion below, we summarize the compensation earned during the last fiscal year by our executives, collectively referred to as the “named executive officers.”  There were no stock awards, non-equity incentive plan compensation or nonqualified deferred compensation earnings during 2006.

Summary Compensation Table

Name and Principal		Salary	Bonus	Option Awards	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)

Bruce B. Nolte	2006	130,000	40,000	-	29,197(1)	199,197
President and Chief Executive Officer

William B. Littreal(2)	2006	115,000	25,750	13,517	16,017(3)	170,284
Former Chief Financial Officer

Thomas Crowder(4)	2006	115,000	11,500	-	24,402(5)	150,902
Executive Vice President

T. David Grist	2006	140,000	20,000	-	26,310(6)	186,310
Former President, Bank of Rockbridge

James F. Keller	2006	140,000	12,000	-	26,160(7)	178,160
President, Bank of Powhatan

M. Andrew McLean	2006	132,000	40,000	-	27,440(8)	199,140
President, Bank of Goochland

George D. Yancey	2006	135,000	20,000	-	26,634(9)	181,634
President, Bank of Louisa

______________

(1)

Consists of $11,700 in 401(k) contributions, $7,187 in long-term care premiums, $5,760 of employer paid healthcare and a $4,550 car allowance.

(2)

Mr. Littreal resigned as our Chief Financial Officer in January 2007.

(3)

Consists of $10,257 in 401(k) contributions and $5,760 of employer paid healthcare.

(4)

Mr. Crowder served as the Chief Financial Officer of TransCommunity during January 2006.

(5)

Consists of $10,463 in 401(k) contributions and $13,939 of employer paid healthcare.

(6)

Consists of $13,950 in 401(k) contributions and $5,760 of employer paid healthcare and a $6,600 car allowance.

(7)

Consists of $12,600 in 401(k) contributions, $5,760 of employer paid healthcare and a $7,800 car allowance.

(8)

Consists of $13,880 in 401(k) contributions, $5,760 of employer paid healthcare and a $7,800 car allowance.

(9)

Consists of $13,950 in 401(k) contributions, $5,760 of employer paid healthcare, a $6,000 car allowance and $924 of employer paid club dues.

Employment Agreements

We have an employment agreement with George D. Yancey, and his agreement expires on April 18, 2007.  The Board has determined not to renew this agreement.  During 2006, we also had employment agreements with William B. Littreal and James F. Keller.  Information on these agreements is described below.

Mr. Littreal served as our Chief Financial Officer under an employment agreement dated December 28, 2005 until January 26, 2007. The employment agreement provides for a one time retention bonus of $10,000, a base salary of $115,000 and an option award to purchase 5,000 shares of our common stock at a price of $7.65 per share.  Mr. Littreal received no severance pay in connection with his resignation.

The terms of the agreements of Mr. Keller, whose agreement expired on July 7, 2006, and Mr. Yancey are generally the same. Each agreement provided for the individual to serve as President and Chief Executive Officer of his respective bank, with responsibility for performing such services and duties as each respective bank’s chairman or board of directors may designate. Mr. Keller’s agreement with the Bank of Powhatan commenced July 8, 2003, and provided for an annual base salary of $120,000. Mr. Yancey’s agreement with the Bank of Louisa commenced April 19, 2004, and provided for a base salary of $110,000. The base salary provided for in each agreement is subject to increase in the discretion of each respective board of directors, and each agreement included an automobile allowance and health and disability insurance coverage.  Each agreement was for an initial period of three years, with a two-year renewal at the option of the bank.

Mr. Yancey’s agreement provided for his services at the pleasure of the Bank of Louisa board of directors. If, during the term of the agreement, the employment of Mr. Yancey were to be terminated without cause, he would be entitled to a severance payment equal to his annual salary in effect at that time. Mr. Yancey could only be terminated upon the vote of two-thirds of the Bank of Louisa board.  See the section on “Payments Upon Termination” below for detail on severance payments.

Stock Options and Stock Awards

There were no stock options exercised by any our named executive officers during 2006, and no restricted stock vested in 2006.

The following table shows the one grant of options the Board made to a named executive officer during 2006.  There were no other stock-based awards made to the named executive officers during 2006.

Grants of Plan-Based Awards Table

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)

William B. Littreal	1/4/2006	5,000	$7.65

Holdings of Stock Options and Stock Awards

In the table below, we list information on the holdings of unexercised stock options and unvested stock awards as of December 31, 2006 for each of the named executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Bruce B. Nolte	33,500	-	10	4/15/2013

William B. Littreal	5,000	-	7.65	1/1/2016(1)

Thomas Crowder	5,000	-	10	4/15/2013

T. David Grist	-	-	-	-

James F. Keller	1,000	-	10	5/8/2011
	12,000		10	4/15/2013

M. Andrew McLean	3,100	-	10	4/15/2013

George D. Yancey	-	-	-	-

(1)

Mr. Littreal exercised all of his outstanding option awards on January 27, 2007.

Payments Upon Termination

The following table shows the payments that we would make to each of the named executive officers in the event of such employee was terminated in connection with a change in control on December 31, 2006.

Termination Event	Severance Payment	Bonus	Other Payments(1)	Equity Awards(2)	Total
Change of Control Termination(7)
Bruce B. Nolte(3)	-	-	-	-	-
William B. Littreal(4)	-	-	-	-	N/A
Thomas Crowder	-	-	-	-	-
T. David Grist	140,000	20,000	5,760	-	165,760
James F. Keller	140,000	12,000	5,760	-	157,760
M. Andrew McLean	135,000	40,000	5,760	-	180,760
George D. Yancey	135,000	20,000	5,760	-	160,760

_________

(1)

These amounts represent employer paid healthcare.

(2)

At December 31, 2006, none of the outstanding equity awards were in the money.

(3)

Mr. Nolte did not have an employment or change in control agreement during 2006; however, he entered into a change in control agreement in January 2007.  If his employment agreement had been in place at December 31, 2006, he would have been entitled to payments totaling $347,127 if he was terminated in connection with a change in control.

(4)

Mr. Littreal had an employment agreement that provided for payments from us in the event of a change in control.  Mr. Littreal terminated his employment with us in January 2007 and is no longer entitled to any benefits upon a change in control.

We have no other provisions for payments to the named executive officers other than in connection with a change in control, except for Mr. Yancey’s employment agreement.  If Mr. Yancey had been terminated without cause, he would have received $135,000 in a lump sum payment within 30 days of his termination.

The following is a summary of the terms of our plans and agreements that provide for payments to the named executive officers in the event of their termination.

Stock Option Plan

The TransCommunity Financial Corporation 2001 Stock Option Plan provides for the award of stock options to our directors and officers.  The plan provides that, in the event of a change in control, our compensation committee, as composed prior to any change in control, may decide that we will:

•

accelerate any time periods remaining for the exercise of any such stock options;

•

purchase or settle any stock options, upon a participant’s request, for an amount equal to the amount that would have been obtained upon the exercise of the option had the option been currently exercisable;

•

adjust any stock outstanding as deemed appropriate to reflect the change in control; or

•

cause any options then outstanding to be assumed by the acquiring or surviving corporation in the change in control.

Under the plan, a change in control will occur when:

•

a person or group acquires beneficial ownership of 25% or more of either (i) the then outstanding shares of our common stock or (ii) the combined voting power of our then outstanding voting securities;

•

the individuals who constitute the Board immediately prior to any transaction cease for any reason to constitute at least a majority of the Board. Any individual who becomes a director subsequent to a transaction whose election was approved by a vote of a majority of the directors who served on the Board before the transaction shall be thereupon considered a member serving on the Board since before the transaction; or

•

a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets of TransCommunity unless:

▪

the  beneficial  owners  of our stock immediately  prior to a transaction  beneficially own more than 60% of the shares of common stock of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such transaction;

▪

no person beneficially owns 25% or more of, respectively, the then shares of common stock of the corporation resulting from such transaction, or the combined voting power of the stock of the resulting corporation unless the person had such an interest before the transaction; and

▪

a majority of the members of the board of directors of the corporation resulting from such transaction were members of Board preceding the transaction.

•

our shareholders approve of our complete liquidation or dissolution.

Employment Agreements

We have an employment agreement with Mr. Yancey, discussed in more detail above in “Employment Agreements.”  His agreement expires on April 18, 2007, and the Board has determined not to renew this agreement.  Mr. Yancey’s agreement provides for payments to him in the event of a termination without cause or a termination in connection with a change in control.  The agreement does not provide for any payments in the event of retirement, disability or death.

The agreement provides that if the Board terminates Mr. Yancey without cause, he would be entitled to a lump sum payment, payable within 30 days of the effective date of the termination, equal to his annual salary then in effect.

If Mr. Yancey is terminated within one year of a change in control, he would be entitled to receive an amount equal to three times his annual salary then in effect, reduced to the extent that such payments would constitute an excess parachute payment.

The agreement provides that a change in control occurs when:

•

TransCommunity is acquired by another party, provided that the individuals who constitute the Board immediately prior to any transaction cease for any reason to constitute at least a majority of the Board;

•

we sell all or substantially all of our assets; or

•

a person or group acquires beneficial ownership of more than 50% of our outstanding voting power.

Change in Control Agreements

Messrs. Nolte, Keller, McLean and Yancey have each entered into change in control agreement that provides for the executive to receive compensation in the event he is terminated without cause or resigns for good reason within one year following a change in control.  Mr. Yancey’s change in control agreement will become effective upon the expiration of his employment agreement in April 2007.  Each of the agreements provides that a change in control occurs when:

•

TransCommunity is acquired by another party, provided that a majority of the members of the board of directors of the corporation resulting from such transaction were not members of Board immediately preceding the transaction;

•

a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets unless:

▪

the  beneficial  owners  of our stock immediately prior to a transaction  beneficially own more than 50% of the shares of common stock of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such transaction;

▪

no person beneficially owns 30% or more of, respectively, the then shares of common stock of the corporation resulting from such transaction or the combined voting power of the stock of the resulting corporation, unless the person had such an interest before the transaction; and

▪

a majority of the members of the board of directors of the corporation resulting from such transaction were members of Board preceding the transaction.

•

our shareholders approve our complete liquidation or dissolution.

Under the agreements with each of the bank presidents, entered into in June 2006, a bank president who is terminated in connection with a change in control will receive a lump sum payment within 30 days of the termination in an amount equal to his then current annual salary and an amount equal to the bonus he received for the prior year, if any.

The agreement between Mr. Nolte and us, entered into in January 2007, provides that, in the event Mr. Nolte is terminated in connection with a change in control, he will receive the following benefits:

•

within 30 days following the termination, a lump-sum payment equal to two times his then current annual base salary;

•

within 30 days following the termination, a lump-sum payment equal to two times the amount of bonus he received in the previous year;

•

we will continue to pay the premiums due under his long-term care insurance policy; and

•

any options stock awards or other equity awards will be fully exercisable or vest upon the termination.

Director Compensation

During 2006, our directors received no retainer or fees for attending board or committee meetings.

Our non-employee directors are eligible for equity awards under our 2001 Stock Option Plan, as amended. No such awards were made to any directors in 2006. See the “Exercisable Options” column in the beneficial ownership table under “Securities Ownership of Certain Beneficial Owners and Management” above for the total number of options exercisable within 60 days of March 31, 2007 that were awarded in prior years to the directors.

Our directors have not received any compensation in connection with their service since our inception, based on the conclusion of the Board that the directors should not receive compensation until we had reached consolidated profitability.  Based on our historical results, the Board approved a plan to compensate the directors starting in 2007.  In January 2007, each director was also granted 4,000 stock options, vesting annually over a three-year term.  A director will also receive fees for each meeting he attends in the following amounts: $500 for Board meetings, $100 for committee meetings other than the audit and compensation committees and $250 for audit and compensation committee meetings.  The Chairman of the Board will receive a $1,000 fee for each Board meeting.

Securities Authorized for Issuance Under Equity Compensation Plan

The following table sets forth information as of December 31, 2006 with respect to certain compensation plans under which equity securities of TransCommunity are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by shareholders	0	N/A	N/A

Equity compensation plans not approved by shareholders(1)	228,300	$9.95

Total	228,300	$9.95

——————

(1)

All shares shown relate to the 2001 Stock Option Plan. The plan was amended in March 2003 to increase the total number of shares issuable under the plan to 330,000. Information concerning options awarded under the plan to directors and officers of TransCommunity is contained in the “Exercisable Options” column in the beneficial ownership table under “Securities Ownership of Certain Beneficial Owners and Management” above.

Interest of Management and Board in Certain Transactions

Certain of our directors and officers and persons with whom they are associated have had, and expect to have in the future, banking transactions with Bank of Powhatan, Bank of Goochland, Bank of Louisa and Bank of Rockbridge. In the opinion of our management, all such loans and commitments for loans that have been made to these individuals were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

In addition, any extensions of credit to our directors and officers are required to be on substantially the same terms as comparable transactions to non-related parties at the time of the extension of credit, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE ARTICLES

OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD

OF DIRECTORS

TransCommunity’s Articles of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three-year term.

The Board of Directors has adopted, subject to shareholder approval, an amendment to revise Article V of the Articles of Incorporation to eliminate the classified Board of Directors.  The proposal would allow for the annual election of all directors in the manner described below.    The proposal would not change the present number of directors and the Board of Directors would retain the authority to change that number and to fill any vacancies or newly created directorships.

Background of Proposal

Classified or staggered boards have been widely adopted and have a long history in corporate law.  Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence.  Proponents of a classified structure for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always has prior experience as directors of the company.  Proponents further assert that classified boards may enhance shareholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

Alternatively, some investors view classified boards as having the effect of reducing the accountability of directors to shareholders because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis.  The election of directors is a primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies.  In addition, opponents of classified boards assert that a classified structure for the election of directors may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and therefore may erode shareholder value.

After a review by TransCommunity’s Governance Committee and the Board of Directors, the Board of Directors, based upon the recommendation of the Governance Committee, decided that this is an appropriate time to propose eliminating the classified Board.  This determination by the Board furthers its goal of ensuring that TransCommunity’s corporate governance policies maximize management accountability to shareholders and would, if adopted, allow shareholders the opportunity each year to register their views on the performance of the entire Board of Directors.  Accordingly, the Board has determined that eliminating the classified Board is in the best interests of TransCommunity and its shareholders.

The elimination of the classified board requires an amendment to the Articles of Incorporation.  If this proposal is approved by the shareholders, current director nominees’ terms would expire at the 2008 annual meeting of shareholders, but sitting directors’ terms would not be shortened.  Those directors whose terms expire at the 2008 annual meeting of shareholders will similarly be elected for a one-year term to expire in 2009.  Beginning with the 2009 annual meeting, all directors would be elected for one-year terms at each annual meeting.  Board candidates receiving the highest number of votes of the shares entitled to be voted, up to the number of directors to be elected by such shares, shall be declared elected.

The amendment to the Articles of Incorporation to implement this proposal is substantially set forth in Appendix D.  If approved, this proposal will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the State Corporation Commission of Virginia containing the amendment.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares of TransCommunity’s common stock outstanding as of the record date.  Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD.

PROPOSAL 3

APPROVAL OF 2007 EQUITY COMPENSATION PLAN

The Board of Directors has approved, and recommends that TransCommunity’s shareholders approve, the TransCommunity Financial Corporation 2007 Equity Compensation Plan (the “Plan”).  TransCommunity’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative, and in encouraging such persons to have a greater financial investment in TransCommunity.

If shareholders approve the Plan, TransCommunity will not make any more stock option grants under its 2001 Stock Option Plan.

The complete text of the Plan is attached to this Proxy Statement as Appendix E.  The following general description of the principal features of the Plan is qualified in its entirety by reference to Appendix E.

General Information

The Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to TransCommunity and its subsidiaries who are designated by the Compensation Committee:

•

options;

•

stock appreciation rights (“SARs”);

•

stock awards;

•

performance share awards;

•

incentive awards; and

•

stock units.

The Compensation Committee will administer the Plan.  No determination has been made as to which persons eligible to participate in the Plan will receive awards under the Plan and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

If the shareholders approve the Plan, TransCommunity will be authorized to issue under the Plan up to 250,000 shares of Common Stock.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that if there is a stock split, stock dividend or other event that affects TransCommunity’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.

The Plan also provides that no award may be granted more than 10 years after the earlier of the date that it is approved by TransCommunity’s shareholders or the date it is adopted by TransCommunity’s Board of Directors, which was February 28, 2007.

On March 30, 2007, the closing price for a share of Common Stock on the Pink Sheets was $8.00.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Compensation Committee on the date of grant, but may not exceed 10 years.  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the Compensation Committee, with shares of Common Stock or with a combination of cash and shares of Common Stock. If the agreement provides, payment may be made by TransCommunity by withholding shares of Common Stock upon exercise to the extent permitted under applicable laws and regulations.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Compensation Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant.

Stock Awards

TransCommunity may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement.  The Compensation Committee may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service.

Performance Share Awards

Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance objectives or other conditions prescribed by the Compensation Committee and set forth in the award agreement are satisfied. The performance period may be shortened and the Compensation Committee may adjust the performance objectives for all or part of the performance shares in connection with a participant’s termination of employment if the Compensation Committee finds that the circumstances of the particular case justify doing so.  To the extent that the performance shares are earned, TransCommunity’s payment obligation may be settled in cash, shares of Common Stock, the grant of stock units, or a combination of cash and Common Stock.

Incentive Awards

Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the Compensation Committee and set forth in the award agreement are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year. The performance objectives that apply to an incentive award may be based on the performance criteria described below.  To the extent that incentive awards are earned, TransCommunity’s obligation will be settled in cash, shares of Common Stock, the grant of stock units or a combination of the three.

Stock Units

The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the Compensation Committee and set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.  The performance objectives that apply to a stock unit award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives.

Limits on Awards

The Plan provides that, in each year, the Compensation Committee may not grant more than 50,000 “award units.”  A stock option or an SAR is equal to one award unit and all other awards are equal to two award units.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:

•

cash flow and/or free cash flow (before or after dividends)

•

earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share)

•

the price of Common Stock

•

return on equity

•

total shareholder return

•

return on capital (including return on total capital or return on invested capital)

•

return on assets or net assets

•

market capitalization

•

total enterprise value (market capitalization plus debt)

•

economic value added

•

debt leverage (debt to capital)

•

revenue

•

income or net income

•

operating income

•

operating profit or net operating profit

•

operating margin or profit margin

•

return on operating revenue

•

cash from operations

•

operating ratio

•

commodity or operating revenue

•

market share

Performance objectives may be established on a Company-wide basis, on the basis of smaller units of TransCommunity or relative to the performance of other companies.

Change in Control Provisions

The Plan permits an award agreement to provide that, in the event of a “Change in Control,” the outstanding award will become fully exercisable and the applicable restrictions on such award will lapse, unless the award is assumed, replaced or converted to the equivalent award by the continuing entity.

The Plan provides that a change of control occurs when:

•

a person or group becomes the beneficial owner of 50% or more of the Common Stock;

•

the individuals constituting the Board of Directors cease to constitute a majority of the Board of Directors within two years, unless the election of a new director was approved by at least two-thirds of the directors who had served on the Board from the beginning of the period; or

•

any change in control that would require disclosure under Item 6(e) of Schedule 14A, under the Securities Exchange Act of 1934, as amended.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to TransCommunity of grants and awards under the Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. TransCommunity will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, TransCommunity may not deduct any amount in connection with the incentive stock option.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. TransCommunity will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, TransCommunity will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Performance Share Awards

A participant generally will not recognize taxable income upon the award of performance share awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance share award.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. TransCommunity generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to performance share awards.

Incentive Awards

A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. TransCommunity generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. TransCommunity generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Common Stock/Cash Payments

The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, TransCommunity will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations.  The limit, however, does not apply to “qualified performance-based compensation.” TransCommunity believes that grants of options and SARs under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by the shareholders. Stock awards, performance share awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than as permitted under the Plan), (ii) the amendment changes the class of individuals eligible to become participants or (iii) such approval is required under any applicable law, rule or regulation.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.

Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 2007 EQUITY COMPENSATION PLAN.

AUDIT COMMITTEE DISCLOSURE

Report of the Audit Committee

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the current independence requirements of the listing standards of the Nasdaq Stock Market, has furnished the following report. The Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority and increase the responsibility of corporate audit committees.

The Audit Committee assists the Board in overseeing and monitoring the integrity of TransCommunity’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

The Audit Committee is responsible for overseeing TransCommunity’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2006, the Audit Committee:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and McGladrey & Pullen, LLP  (“McGladrey & Pullen”), TransCommunity’s independent accountants;

•

Discussed with McGladrey & Pullen the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

•

Received written disclosures and the letter from McGladrey & Pullen regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with McGladrey & Pullen its independence; and

•

Reviewed and discussed with McGladrey & Pullen TransCommunity’s critical accounting policies, alternate financial reporting and material communications between McGladrey & Pullen and management.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

As described more fully in its charter, a copy of which is attached as Exhibit A, the purpose of the Audit Committee is to assist the Board in its general oversight of TransCommunity’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of TransCommunity’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee does not complete its reviews prior to TransCommunity’s public announcements of financial results and, necessarily relies on the work and assurances of TransCommunity’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of TransCommunity’s annual financial statements to generally accepted accounting principles.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and McGladrey & Pullen, the Audit Committee recommended to the Board that the audited financial statements be included in TransCommunity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Christopher G. Miller (Chairman)

Richard F. Bozard

John W. Pretlow, Jr.

Audit Committee Pre-approval Policy

The Audit Committee reviews and pre-approves all auditing services and permitted non-audit services performed by TransCommunity’s independent auditors, as well as corresponding fees, subject to the de minimis exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to, when appropriate, subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of any such subcommittee to grant pre-approvals are presented to the committee at its next scheduled meeting.

Principal Accountant Fees

The following fees were billed by S.B. Hoover & Company, L.L.P. (“S.B. Hoover”) for the fiscal year ended December 31, 2005 and by McGladrey & Pullen for the fiscal years ended December 31, 2005 and 2006:

	2005	2006

Audit Fees:(1)	$213,779	$279,413
Audit Related Fees(2)	0	78,672
Tax Fees(3)	4,330	10,300
All Other Fees:(4)	35,976	0
	$254,085	$368,385

——————

(1)

Includes the annual audit in accordance with generally accepted auditing standards, and quarterly review of TransCommunity’s financial statements.

(2)

Includes loan reviews and consultation on financial accounting and reporting standards.

(3)

Includes federal and state tax filings.

(4)

“All Other Fees” consisted primarily of fees for services rendered in connection with TransCommunity’s registration statements filed under the Securities Act of 1933, as amended, with respect to its public offerings, and certain periodic reports filed under the Securities Exchange Act of 1934, as amended, and with filings made with applicable bank regulatory agencies and for other miscellaneous accounting services.

The Audit Committee considered the provision of the non-audit services listed above by S.B. Hoover in 2005 and by McGladrey & Pullen in 2005 and 2006, and determined that the provision of these services to TransCommunity was compatible with maintaining the independence of its external auditors.

Change of Auditors

On February 28, 2005, TransCommunity, acting through the Audit Committee of its Board of Directors, terminated the engagement of S.B. Hoover as its principal independent accountant, effective as of the completion of S.B. Hoover’s audit work on TransCommunity’s financial statements for 2004 and the issuance of S.B. Hoover’s report thereon.

During the two fiscal years ended December 31, 2004, and during the subsequent interim period through February 28, 2005, there was no disagreement between TransCommunity and S.B. Hoover on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to S.B. Hoover’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on TransCommunity’s consolidated financial statements. The audit reports of S.B. Hoover on TransCommunity’s consolidated financial statements as of and for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

We provided S.B. Hoover with a copy of the above disclosures, also set forth in our current reports on Form 8-K and 8-K/A filed with the SEC on March 4, 2005, and April 26, 2005, and requested that they furnish us with letters addressed to the SEC stating whether they agreed with the above statements and, if not, stating the respects in which they did not agree. S.B. Hoover’s letters stating its agreement with the above statements were filed as exhibits to the Form 8-K and 8-K/A.

On April 21, 2005, based upon the recommendation of the Audit Committee, the Board of Directors engaged McGladrey & Pullen as TransCommunity’s independent public accountant for the fiscal year ending December 31, 2005. During the two years ended December 31, 2004, and through April 21, 2005, we did not consult with McGladrey & Pullen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements.

McGladrey & Pullen served as our independent public accountant for the fiscal year ended December 31, 2006.  TransCommunity has not yet selected a firm serve as our independent public accountant for the fiscal year ending December 31, 2007.  A representative of McGladrey & Pullen may attend the Annual Meeting.  If so, the representative will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

OTHER MATTERS

As of the date of this proxy statement, management is not aware of any business to come before the Annual Meeting other than those matters described above. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 2008 Annual Meeting of Shareholders unless the proposal is received by the TransCommunity’s Secretary at TransCommunity’s principal office in Richmond, Virginia, on or before December 18, 2007. Shareholders should refer to the rules of the Securities and Exchange Commission, which set standards for eligibility and specify the types of proposals that are not appropriate for inclusion in the proxy statement.

In addition, the TransCommunity’s Bylaws prescribe certain procedures that must be followed, including advance notice requirements, in order for a proposal to be properly presented at an annual meeting. Notice that a shareholder intends to bring any matter before the 2008 Annual Meeting of Shareholders must be received by TransCommunity on or before December 18, 2007. If a shareholder does not provide the proper notice by December 18, 2007, the Chairman of the meeting may exclude the matter, and the matter will not be acted upon at the meeting. If the Chairman does not exclude the matter, the proxies may use their discretionary authority to vote on the matter in the manner they believe is appropriate, as the rules of the Securities and Exchange Commission allow. Any shareholder desiring a copy of TransCommunity’s Bylaws will be furnished one without charge upon written request to the Secretary.

ADDITIONAL INFORMATION

A copy of TransCommunity’s Annual Report on Form 10-K (including exhibits) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon written request directed to the Corporate Secretary, TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, VA 23060. A copy of TransCommunity’s Annual Report for 2006 on Form 10-K may also be obtained by downloading it from TransCommunity’s website at www.tcfcorp.com under “Investor Relations—Financial Information.”

APPENDIX A

TransCommunity Financial Corporation

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

1.

 Purpose.    The purpose of the Nominating and Governance Committee (the “Committee”) of TransCommunity Financial Corporation (the “Company” or “TFC”) is to (a) identify individuals qualified to become members of the TFC Board of Directors (the “Board”), consistent with criteria approved by the Board, and to recommend that the Board select the director nominees for the applicable term for each annual meeting of shareholders; (b) develop and recommend to the Board a set of corporate governance principles applicable to the Company; (c) oversee the evaluation of the board; and ( d) take such other actions within the scope of this charter (this “Charter”) as the Committee deems necessary or appropriate.

2.

 Membership.    The Committee will be comprised of three or more directors. All members of the Committee will be, in the business judgment of the Board, “independent” under the independence requirements of applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board. Committee members may be removed at any time by a majority vote of independent directors of the Board. Committee members will be elected annually for a term of one year. Vacancies will be filled by majority vote of independent directors. The Chairman of the Committee.will be appointed by the Board of Directors.  The Chief Executive Officer shall serve as an ex officio member of the Committee.

3.

Specific Responsibilities and Duties.  The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Company’s charter and bylaws:

(a)

Board Composition.  Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

(b)

Candidates and Nominees.  Actively seek and evaluate qualified individuals to become new directors as needed. Review and develop the Board’s criteria for selecting new, independent directors. Establish procedures to solicit, review, and recommend to the Board, potential director nominees proposed by shareholders. Recommend that the Board select the director nominees for the applicable term for the annual meeting of stockholders. Criteria that will be used in connection with evaluating and selecting new directors will include factors relating to whether the director candidate would meet the definition of independence as well as skills, occupation, and experience in the context of the needs of the Board and TFC.

(c)

Current Directors. Review the suitability of each Board member for continued service when his or her term expires.

(d)

 Committees. Evaluate the nature, structure, and operations (including the authority to delegate to subcommittees) of the Board committees. Make recommendations to the Board as to qualifications of members of the Board’s committees, committee members’ appointment and removal, and committee reporting requirements to the Board.

(e)

 Governance Guidelines. Develop and recommend to the Board a set of corporate governance guidelines for the Company. Monitor and assess annually these corporate governance guidelines.

(f)

Communication. Oversee and review the Company’s processes for providing information to the Board, assessing the channels through which information is exchanged, and the quality and timeliness of the information received.

(g)

 Oversight of Board and Committee Evaluations.  Take such steps as the Committee deems necessary or appropriate with respect to oversight of the evaluation of the Board and each Board committee.

(h)

Annual Review. Annually conduct a self-assessment of the Committee’s own performance.

(i)

Orientation and Education. Develop with management and monitor the process of orienting new directors and continuing education for existing directors.

4.

 Meetings.  The Committee will meet with such frequency, and at such times, as the Chairman, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairman and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairman and circulated to each member of the Committee prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of the Board will govern meetings of the Committee.

5.

 Minutes. The Committee will keep minutes of each meeting.  A copy of the minutes of each meeting shall be sent to the Board of Directors at its next meeting.

6.

Subcommittees. The Committee has the power to appoint subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Committee or the Board.

7.

Reliance; Experts; Cooperation.

(a)

Reliance Permitted.   In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

(b)

 Investigations.  The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

(c)

 Required Participation of Employees.  The Committee will have unrestricted access to the independent public accountant, the internal auditors, internal and outside counsel, and anyone else in the Company, and may require any officer or employee of the Company or the Company’s outside counsel or independent public accountants to attend   any meeting of the Committee or to meet with any members of or consultants or advisors to, the Committee.

Approved:  January 14, 2005

Amended:  May 30, 2006

APPENDIX B

TransCommunity Financial Corporation

COMPENSATION COMMITTEE CHARTER

Purpose: The Compensation Committee of the Board of Directors of TransCommunity Financial Corporation ensures that the compensation and benefit for senior management and associates is appropriate for their level of responsibilities and does not pose a risk to the financial stability of TransCommunity and its affiliates.

Composition: The Compensation Committee is composed of at least three (3) non-officer Directors of the TransCommunity Board appointed by the Board of Directors by resolution.  One of the appointed directors will be appointed by the Board of Directors to act as Chairman for the committee.

The Board of Directors of each affiliate of TransCommunity Bankshares will appoint by resolution three (3) non-officer Directors as the Compensation committee for the affiliate.  One of the directors will be designated as chairman .

Function:  The TransCommunity Compensation Committee deliberates and recommends to the TFC Board of Directors compensation plans, and ranges for senior management, associates and directors of the holding company and its affiliates.  Compensation within TransCommunity Bankshares includes:

•

Salary ranges

•

Annual merit increase targets

•

Benefits

•

Profit sharing plans and programs

•

Associate contributions to pension plans

•

Stock option plans and grants

•

Associate indemnification agreements

•

Designation of senior management titles and functions

Affiliate Compensation Committees Functions:  Each affiliate Compensation Committee will recommend to its Board of Directors compensation actions for the affiliate’s senior managers and associates within ranges, programs and limits as set by the TFC Board of Directors.  Its Compensation Committee chairman will present recommendations endorsed by the affiliate’s Boards of Directors to the TFC Compensation Committee for discussion and submission to the TFC Board.

Duties:  Each of the Compensation committees of TransCommunity Financial Corporation and its affiliates will monitor compensation within TFC by:

•

Reviewing and approving the annual personnel expense budget.

•

Quarterly reviewing administration of the approved budget

•

Periodically reviewing available market and functional salary surveys to determine appropriate compensation ranges and levels for senior management, officers, associates and directors.

•

Reviewing and approving for TFC Board of Directors endorsement all proposed plans for officer and associate incentive programs, stock option awards, stock appreciation rights, restricted stock or other stock based awards.

Consultants:  The Compensation Committee of the TFC Board of Directors may, when required, retain special legal or compensation consultants to advise the committee.  The Committee Chairman will ensure that both legal and consultant firms have no banking or service relationship with either TFC or any of its affiliates that might cloud independent advise and counsel.

Reports and Charter:  Annually the Compensation Committee will review and reassess this charter and recommend any propose changes to the TFC Board of Directors.  Any approved change in the charter will be reviewed with each affiliate’s Board of Directors.

Annually, each Compensation Committee will report to its Board of Directors the status of the management of Compensation within its scope of responsibility.

ADOPTED:

September 4, 2002

AMENDED:

May 30, 2006

APPENDIX C

TransCommunity Financial Corporation

AUDIT COMMITTEE CHARTER

Structure

The Audit Committee structure for TransCommunity Financial Corporation (“TFC”) shall consist of an Audit Committee for the holding company, and an Audit Committee for each TFC affiliate.  These committees shall work in concert as outlined herein.

Role of Audit Committees

The TFC Audit Committee shall act on behalf of the board of directors to oversee all material aspects of the Company’s and affiliates’ financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committees of either the TFC or affiliate boards of directors.  The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and to the TFC and affiliate boards of directors, and on Company and affiliate processes for the management of business/financial risk and compliance with significant applicable legal, ethical and regulatory requirements.

The role of the TFC Audit Committees also includes coordination with other committees of the TFC Board of Directors, as well as with the Audit Committees of each TFC affiliate, and maintenance of strong, positive working relationships with management, external and internal auditors, counsel and other committee advisors.

The role of the Audit Committee of each TFC affiliate shall be similar to that of the TFC Audit Committee with respect to the business of each such affiliate.  The audit committee of each TFC affiliate shall coordinate their activities with those of the TFC Audit Committee.

Membership of Audit Committees

The TFC Audit Committee shall consist of three independent, non-employee members of the TFC Board of Directors, plus the chairman of the Audit Committee of the board of directors of each TFC affiliate.  The Chief Executive of TFC and the Chief Financial Officer of TFC shall serve as ex officio members of the Committee. The Chairman of the Committee.will be appointed by the Board of Directors.

Each TFC affiliate shall also have an Audit Committee appointed by its Board of Directors consisting of at least three non-employee directors.  One member shall be designated by its board of directors as chair of the affiliate audit committee.

To the greatest extent possible, all audit committee members shall have: (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statements, statement of cash flows and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes.  At least one member of each audit committee, preferably the chair, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in financial or accounting or other comparable experience or background.

Audit Committee appointments for the TFC Audit Committee, and for the Audit Committee of each TFC affiliate, shall be approved annually by the TFC Board of Directors or the board of directors of each TFC affiliate, as appropriate. The chair for the TFC Audit Committee shall be appointed by the TFC board of directors, and the chair of each affiliate audit committee shall be appointed by that affiliate’s board of directors.

Audit Committee Operating Principles

Each audit committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications

The chair and others on the committees shall, to the extent appropriate, maintain an open avenue of contact throughout the year with senior management, other committee chairs and other key committees advisors (external and internal auditors, etc.), as applicable, to strengthen committees’ knowledge of relevant current and prospective business issues.

Education/Orientation

The audit committees, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to each affiliate and TFC.  Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to ensure understanding of the business ands environment in which the each affiliate and TFC operates.

Annual Plan

The TFC Audit Committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the “primary committees responsibilities” detailed herein.  The annual plan shall be reviewed and approved by the TFC Board of Directors.

Meeting Agenda

Committee meeting agendas shall be the responsibility of each audit committee chair, with input from other committee members.  It is expected that each chair would also ask for management and key committee advisors, and perhaps others, to participate in this process.

Expectations and Information Needs

The TFC Audit committee shall communicate its expectations and the nature, timing and extent of information needs to management, internal auditors and external parties, including external auditors, as well as to the audit committee of each TFC affiliate.  Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least one week in advance of meeting dates.  Meeting conduct will assume committee members have reviewed written materials in sufficient depth to participate in committee discussions or general board of director dialogue.

External Resources

The TFC Audit Committee shall be authorized to access internal and external resources, as the Committee requires, in order to carry out the responsibilities of both TFC and affiliate audit committees..

Meeting Attendees

Each Audit Committee shall request members of management, counsel, internal and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee’s responsibilities.  Periodically, and at least annually, each committee shall meet in private session with only the committee’s members.  It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the chair of the TFC Audit Committee or the chair of any TFC affiliate audit committee, with or without management’s attendance.  In any case, the TFC Audit Committee shall meet in executive session separately with internal and external auditors, at least annually.

Meeting Frequency

Each Audit Committee shall meet at least quarterly.  Additional meetings shall be scheduled as considered necessary by each committee’s chair.

Reporting to the TFC and affiliate boards of Directors

Each Audit Committee, through its chair, shall report periodically, as deemed necessary, but at least semiannually, to its board of directors.  In addition, summarized minutes from all audit committee meetings, separately identifying monitoring activities from approvals, shall be available to each board of directors, as appropriate, at least one week prior to the subsequent  board of director’s meeting.

Self-Assessment

The TFC Audit committee shall review, discuss and assess its own performance, as well as the performance of the audit committee of each TFC affiliate, seeking input from senior management, the full board of directors of TFC or the board of directors of each TFC affiliate, and others.  Changes in role/and or responsibilities, if any, shall be recommended to the full TFC board for approval.

Audit Committee Responsibilities

Financial Reporting

•

Review and assess the annual and internal financial statements before they are released to the public or filed with the SEC.

•

Review and assess the key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditors’ views, and the basis for audit conclusions.

•

Approve changes in important accounting principles and the application thereof in both interim and annual financial reports.

•

Advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

Risk and Controls

•

Review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.

•

Review and assess the company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.  In that regard, review the findings and recommendations of the external and internal auditors, together with management’s responses.

•

Review with legal counsel any regulatory matters that may have a material impact on the financial statements.

•

Review the results of the annual audits of directors’ and officers’ expense accounts and management perquisites prepared by the internal auditors.

External and Internal Auditors

•

Review and approve the appointment, compensation, or termination of the independent auditors to audit the financial statements of TFC and its subsidiaries.

•

Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee, as the shareholders’ representatives, and it is the Audit Committee that has the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

•

Review the performance of the external and internal auditors.

•

Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards board.  Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.

•

Consider, in consultation with the external and internal auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

•

Review and approve requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

•

Review with management and the external auditors the result of the annual audits and related comments in consultation with other committees as deemed appropriate, including any difficulties or disputes with management, any significant changes in the audit plans, the rationale behind adoptions and changes in accounting estimates requiring significant judgments.

•

Provide a medium for the external auditors to discuss with the Audit Committees their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.

•

Approve changes in the directors of the internal audit function.

•

Instruct the internal auditors that they are responsible to the TFC and affiliate boards of directors through the Committees.

•

Review with the internal auditors any changes in the scope of their plans.

•

Review with the internal auditors the result of their monitoring of compliance with the code of conduct.

Other

•

 Review and update the committees’ charter

•

Review and update the company’s code of conduct.

•

Review and approve significant conflicts of interest and related party transactions.

•

Conduct or authorize investigations into any matters within the committees’ scope of responsibilities.  The TFC Audit committee will be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

Revised March 25, 2004

Revised May 30, 2006

Appendix A

TRANSCOMMUNITY FINANCIAL CORPORATION

Audit Committee

Audit and Non-Audit Services Pre-Approval Policy

Statement of Principles for Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision for such services does not impair the auditor’s independence. The independent auditor has reviewed this policy and believes that implementation of the Policy will not adversely affect the auditor’s independence.

Services Pre-Approved by the Audit Committee

Exhibit A to this Policy describes the nature of the audit, audit-related, and tax services that have the Audit Committee’s pre-approval. Exhibit B to this Policy describes those services that the Company’s independent auditors cannot perform as prohibited by the SEC.

Pre-Approval Policy

Annually, the Audit Committee will review the services expected to be provided by the independent auditor to ensure that the provision of such services will not impair the auditor’s independence. The Audit Committee will pre-approve fee levels for the up-coming fiscal year for each of the following categories: audit, audit-related and tax compliance/planning services (individual projects less than $10,000. Tax compliance/planning projects exceeding $10,000 and all other services not preapproved in the categories above will require specific pre-approval from the Audit Committee on an individual project basis. Approval for such services may be requested at the next Audit Committee meeting or if earlier approval is necessary it may be obtained in accordance with the Audit Committee’s delegation to the Audit Committee Chairman as described below.

Delegation

The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chairman for unplanned services that arise during the year. The Chairman has the authority to review and approve permissible services up to $10,000 per service provided that the aggregate amount of such services does not exceed the prior year Company audit fee. The Audit Committee Chairman must report, for informational purposes only, any pre-approval decisions to the Audit Committee at. its next scheduled meeting.

Exhibit A

Audit Services

•

Financial or statutory audits for subsidiaries of the Company, including procedures to provide attestation as to the effectiveness of the Company’s internal controls.

•

Timely quarterly reviews of the Company and its subsidiaries

•

Consultations related to accounting, financial reporting or disclosure matters

•

Services associated with:

— SEC registration statements

— Periodic reports and other documents filed with the SEC

— Comfort letters and consents

Audit-Related Services

•

Internal control reviews

•

Other attest services

Tax Compliance and Planning

•

U.S. federal, state and local tax compliance and planning

Exhibit B

Prohibited Non-Audit Services by the Independent Auditor

The Securities and Exchange Act of 1934 has been amended to prohibit the Company from engaging the independent auditor to perform the following types of services:

•

Bookkeeping or other services related to the accounting records or financial statements of the audit client

•

Financial information systems design and implementation

•

Appraisal or valuation services or fairness opinions

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions or human resources

•

Broker or dealer, investment adviser, or investment banking services

•

Legal services and expert services unrelated to the audit

APPENDIX D

PROPOSED AMENDMENTS TO ARTICLE V

OF THE

ARTICLES OF INCORPORATION

OF

TRANSCOMMUNITY FINANCIAL CORPORATION

SECTION 2.  At the 2008 annual meeting of shareholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2009 annual meeting of shareholders.  At the 2009 annual meeting of shareholders, all directors shall be elected for a term expiring at the 2010 annual meeting of shareholders.  At each annual meeting of shareholders thereafter, the directors shall be elected for terms expiring at the next annual meeting of shareholders.

i

APPENDIX E

TRANSCOMMUNITY FINANCIAL CORPORATION

2007 EQUITY COMPENSATION PLAN

Table of Contents

ARTICLE I DEFINITIONS

6

1.01.

Administrator

6

1.02.

Agreement

6

1.03.

Award

6

1.04.

Board

6

1.05.

Change in Control

6

1.06.

Change in Control Price

6

1.07.

Code

6

1.08.

Committee

6

1.09.

Common Stock

6

1.10.

Control Change Date

7

1.11.

Corporation

7

1.12.

Corresponding SAR

7

1.13.

Exchange Act

7

1.14.

Fair Market Value

7

1.15.

Incentive Award

7

1.16.

Incentive Stock Option

7

1.17.

Initial Value

7

1.18.

Non-Qualified Stock Option

7

1.19.

Option

8

1.20.

Participant

8

1.21.

Performance Criteria

8

1.22.

Performance Shares

8

1.23.

Plan

8

1.24.

SAR

8

1.25.

Stock Award

8

1.26.

Stock Unit

8

1.27.

Subsidiary

8

ARTICLE II PURPOSES

9

ARTICLE III ADMINISTRATION

10

ARTICLE IV ELIGIBILITY

11

ARTICLE V STOCK SUBJECT TO PLAN

12

5.01.

Shares Issued

12

5.02.

Aggregate Limit

12

5.03.

Reallocation of Shares

12

ARTICLE VI OPTIONS

13

6.01.

Award

13

6.02.

Option Price

13

6.03.

Maximum Option Period

13

6.04.

Nontransferability

13

6.05.

Transferable Options

13

6.06.

Employee Status

13

6.07.

Exercise

13

6.08.

Payment

14

6.09.

Change in Control

14

6.10.

Shareholder Rights

14

6.11.

Disposition of Stock

14

ARTICLE VII SARS

15

7.01.

Award

15

7.02.

Maximum SAR Period

15

7.03.

Nontransferability

15

7.04.

Transferable SARs

15

7.05.

Exercise

15

7.06.

Change in Control

15

7.07.

Employee Status

16

7.08.

Settlement

16

7.09.

Shareholder Rights

16

ARTICLE VIII STOCK AWARDS

17

8.01.

Award

17

8.02.

Vesting

17

8.03.

Employee Status

17

8.04.

Change in Control

17

8.05.

Shareholder Rights

17

ARTICLE IX PERFORMANCE SHARE AWARDS

18

9.01.

Award

18

9.02.

Earning the Award

18

9.03.

Payment

18

9.04.

Shareholder Rights

18

9.05.

Nontransferability

18

9.06.

Transferable Performance Shares

18

9.07.

Employee Status

19

9.08.

Change in Control

19

ARTICLE X INCENTIVE AWARDS

20

10.01.

Award

20

10.02.

Nontransferability

20

10.03.

Transferable Incentive Awards

20

10.04.

Employee Status

20

10.05.

Change in Control

20

10.06.

Shareholder Rights

20

ARTICLE XI STOCK UNITS

21

11.01.

Award

21

11.02.

Earning the Award

21

11.03.

Payment

21

11.04.

Nontransferability

21

11.05.

Shareholder Rights

21

11.06.

Change in Control

21

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK

22

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

23

ARTICLE XIV GENERAL PROVISIONS

24

14.01.

Effect on Employment and Service

24

14.02.

Unfunded Plan

24

14.03.

Rules of Construction

24

14.04.

Tax Withholding

24

ARTICLE XV AMENDMENT

25

ARTICLE XVI DURATION OF PLAN

26

ARTICLE XVII EFFECTIVE DATE OF PLAN

27

v

DEFINITIONS

Administrator

Administrator means the Committee.  Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Award granted to such Participant.

Award

Award means an award of Performance Shares, a Stock Award, Stock Unit, Option or SAR granted to a Participant.

Board

Board means the Board of Directors of the Corporation.

Change in Control

Change in Control means a change in control of the Corporation of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a successor provision thereto), provided that, without limitation, a Change in Control shall be deemed to have occurred at such time after May __, 2007 as (i) any “person”, within the meaning of Section 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election, by the Corporation’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Change in Control Price

Change in Control Price means the higher of (i) the mean of the high and low trading prices for the Corporation’s Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the higher price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.

Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

Committee

Committee means the Compensation Committee of the Board.

Common Stock

Common Stock means the common stock of the Corporation.

6

Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

Corporation

Corporation  means TransCommunity Financial Corporation.

Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

Fair Market Value

Fair Market Value means, on any given date, the value that the Administrator, in its good faith business judgment, determines using the most recent transaction in the Common Stock based on private transactions or sales by brokers listed on the Over the Counter Bulletin Board or Pinksheets, or any other reasonable application of a reasonable valuation method.

Incentive Award

Fair Market Value means, on any given date, the value that the Administrator, in its good faith business judgment, determines using the most recent transaction in the Common Stock based on private transactions or sales by brokers listed on the Over the Counter Bulletin Board or Pinksheets, or any other reasonable application of a reasonable valuation method.

Incentive Award means an Award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock or a combination of cash and Common Stock, from the Corporation or a Subsidiary.

Incentive Stock Option

Incentive Stock Option means an Option which qualifies and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant.

Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

7

Option

Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

Participant

Participant means a key employee of the Corporation or a Subsidiary or a member of the Board or the board of directors of a Subsidiary or a consultant to the Corporation or a Subsidiary who satisfies the requirements of Article 0 and is selected by the Administrator to receive an Award.

Performance Criteria

Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) total enterprise value (market capitalization plus debt), (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) income or net income, (n) operating income (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) commodity or operating revenue and (u) market share.

Performance Shares

Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

Plan

Plan means the TransCommunity Financial Corporation 2007 Equity Compensation Plan.

SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

Stock Award

Stock Award means Common Stock awarded to a Participant under Article 0.

Stock Unit

Stock Unit means an Award, in an amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.

Subsidiary

Subsidiary means a Corporation or other business entity that the Corporation directly or indirectly, through one or more intermediaries, controls fifty percent (50%) or more of the voting equity of such corporation.

8

PURPOSES

The Plan is intended to assist the Corporation and Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Corporation and its Subsidiaries and to associate their interests with those of the Corporation and its shareholders.  The Plan is intended to permit the grant of Incentive Stock Options and Non-Qualified Stock Options, and the grant of SARs, Stock Awards, Incentive Awards, Stock Units and Performance Shares.  No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.  The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

9

ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares, Stock Units or an Incentive Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Corporation or a Subsidiary, requirements that the Corporation achieve a specified level of financial performance or that the Corporation achieve a specified level of financial return.  Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares, Stock Units or an Incentive Award may be settled.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award.  All expenses of administering this Plan shall be borne by the Corporation, a Subsidiary or a combination thereof.

10

ELIGIBILITY

Any key employee of the Corporation, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or a Subsidiary.

11

STOCK SUBJECT TO PLAN

Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, Performance Shares or an Incentive Award, the Corporation may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR the Corporation may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares, Stock Units and Incentive Awards is [___________] shares. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued pursuant to the exercise of Options shall be subject to adjustment as provided in Article 0.

Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan.  If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan.  If a Stock Unit, Incentive Award or an award of Performance Shares is terminated, in whole or in part, the number of shares of Common Stock allocated to the Stock Unit, Incentive Award or Performance Shares or portion thereof may be reallocated to other Awards to be granted under this Plan.  If a Stock Award is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Awards to be granted under this Plan.  If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

12

OPTIONS

Award

In accordance with the provisions of Article 0, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award.

Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted.  The terms of any Option may provide that it has a term that is less than such maximum period.

Nontransferability

Except as provided in Section 0, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 0, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Transferable Options

Section 0 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Corporation and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market

13

Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator.  Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months.  If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

Change in Control

Section 0 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and in the discretion of the Committee, (i) the Options shall be assumed, or an equivalent option substituted, by any successor corporation to the Corporation, or (ii) the Corporation shall make provisions for the Participant to exercise the Options for a minimum of ten (10) days prior to the Change in Control as to all shares subject to the Options.  An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

Disposition of Stock

A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Corporation.

14

SARS

Award

In accordance with the provisions of Article 0, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award.

Maximum SAR Period

The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

Nontransferability

Except as provided in Section 0, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 0, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Transferable SARs

Section 0 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

Change in Control

Section 0 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and (i) the Corporation shall make payment to Participants with respect to SARs in cash in an amount equal to the appreciation in value of the SAR from the Initial Value to the price as of the date of the Change in Control; (ii) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (iii) after the payment provided for in (ii) above, Participants shall have no further rights under SARs outstanding at the time of such Change in Control.

15

Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Corporation until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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STOCK AWARDS

Award

In accordance with the provisions of Article 0, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award.

Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Corporation and its Subsidiaries before the expiration of a stated period or if the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria.  The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

Change in Control

Sections 0 and 0 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control, except that if, upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall make payment to Participants in cash in an amount equal to the Change in Control Price of the Common Stock that otherwise would have been issued; and (i) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (ii) after the payment provided for in (i) above, Participants shall have no further rights under Stock Awards outstanding at the time of such Change in Control of the Corporation.

Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), and if the Agreement so provides, a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Corporation shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Corporation a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

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PERFORMANCE SHARE AWARDS

Award

In accordance with the provisions of 0, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award.

Earning the Award

The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including Performance Objectives stated with reference to Performance Criteria.  Notwithstanding the preceding sentences of this Section 0, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

Payment

In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

Shareholder Rights

No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock.  After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

Nontransferability

Except as provided in Section 0, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Transferable Performance Shares

Section 0 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

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Employee Status

In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

Change in Control

Section 0 to the contrary notwithstanding, each outstanding Performance Share Award shall be earned upon a Change in Control and Participants shall be entitled to a pro-rata portion of their Performance Share Award, calculated by multiplying the total Award by a fraction, the numerator of which is the number of months elapsed in the performance period (as defined in the Agreement) and the denominator of which is the total length of the performance period defined in the Agreement.  The amount payable for Performance Shares that are earned pursuant to this Section 0 shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion as soon as practicable after the Change in Control Date.

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INCENTIVE AWARDS

Award

The Administrator shall designate Participants to whom Incentive Awards are made.  All Inventive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator.

Terms and Conditions

The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award.  Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award.  By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries achieve stated objectives, including objectives stated with reference to Performance Criteria.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participants’ death, disability, or retirement.

Nontransferability

Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Transferable Incentive Awards

Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time.   The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant, provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

Change in Control

Section 10.02 to the contrary notwithstanding, each outstanding Incentive Award shall be earned in its entirety upon a Change in Control.

Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or an Subsidiary on account of such award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

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STOCK UNITS

Award

In accordance with the provisions of Article IV, the Administrator will designate individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards.

Earning the Award

The Administrator, on the date of grant of the Award, may prescribe that the Stock Units  or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of Performance Objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement.  By way of example and not of limitation, the Performance Objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including Performance Objectives stated with reference to Performance Criteria.  Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution.  The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

Shareholder Rights

No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock.  After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

Change in Control

Section 11.02 to the contrary notwithstanding, each Stock Unit shall be earned in its entirety as of a Control Change Date without regard to whether any Performance Criteria or other condition to which the award is subject have been met.

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ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Corporation (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control.  Any determination made under this Article 0 by the Committee shall be final and conclusive.

The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Corporation or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article 0.  Notwithstanding any provision of the Plan (other than the limitation of Section 0), the terms of such substituted  Awards shall be as the Committee, in its discretion, determines is appropriate.

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COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation’s shares may be listed.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share, Stock Unit or Incentive Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award, Stock Unit, Performance Share or Incentive Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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GENERAL PROVISIONS

Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Corporation or a Subsidiary or in any way affect any right or power of the Corporation or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan.  In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

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AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article 0) or (ii) the amendment changes the class of individuals eligible to become Participants.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

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DURATION OF PLAN

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article 0.  Awards granted before that date shall remain valid in accordance with their terms.

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EFFECTIVE DATE OF PLAN

Options, SARs, Incentive Awards, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Awards Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Corporation’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent.  Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

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x Please mark your votes as in this example.

FORM OF REVOCABLE PROXY

TRANSCOMMUNITY FINANCIAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

May 29, 2007

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of TransCommunity Financial Corporation (TransCommunity) hereby appoints Bruce B. Nolte and Thomas M. Crowder, jointly and severally as proxies, with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of TransCommunity standing in the name of the undersigned as of March 30, 2007, at the Annual Meeting of Shareholders to be held Tuesday, May 29, 2007, at 10:00 a.m. at The Place at Innsbrook, 4036-C Cox Road, Glen Allen, Virginia, or any adjournments thereof, on each of the following matters:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all director nominees in Item 1. If any other matter shall be brought before the meeting under Item 2, the shares represented by this proxy will be voted in the discretion of the proxy agents.

(Continued and to be signed on Reverse Side)

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Annual Meeting of Shareholders

TRANSCOMMUNITY FINANCIAL CORPORATION

Please Detach and Mail in the Envelope Provided

1.

To elect three Class III directors, one Class II director and one Class I director, as instructed below.

Class III Nominees:

Bruce B. Nolte

John W. Pretlow, Jr.
John J. Sponski

Class II Nominee:

Christopher G. Miller

Class I Nominee:

Richard F. Bozard

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

(Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.)

2.

To approve the amendment to the TransCommunity Articles of Incorporation that will change the class structure of the Board of Directors.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.

To approve the TransCommunity Financial Corporation 2007 Equity Compensation Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

—————————————

4.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt from TransCommunity prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated April 16, 2007:

Signature: ________________________________   Dated: _____________________, 2007

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

¨ Please check this box if you plan to attend the meeting.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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